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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NATERA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid: $
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 21, 2016

        You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Natera, Inc. that will be held on Tuesday, June 7, 2016 at 12:00 p.m. Pacific Time, at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP located at 1200 Seaport Blvd, Redwood City, CA 94063.

        Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2015 Annual Report. We encourage you to read this information carefully.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail regarding each of these voting options.

        Thank you for your ongoing support of Natera.

Very truly yours,

Matthew Rabinowitz Chief Executive Officer, President and Chairman

NATERA, INC.
201 Industrial Road, Suite 410
San Carlos, California 94070

NOTICE OF ANNUAL MEETING
FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Tuesday, June 7, 2016 at 12:00 p.m. Pacific Time.
Place:	The offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP located at 1200 Seaport Blvd, Redwood City, CA 94063.
Items of Business:	(1)
To elect the two directors named in the proxy statement accompanying this notice to serve as Class I directors until the annual meeting held in 2019 and until their successors are duly elected and qualified.
(2) To ratify the appointment of Ernst & Young LLP as Natera, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2016.
(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 19, 2016.
Voting:
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers About Procedural Matters."

        A Notice of Internet Availability of Proxy Materials (Notice) has been mailed to stockholders of record on or about April 21, 2016. The Notice contains instructions on how to access our proxy statement for our 2016 Annual Meeting of Stockholders and our 2015 annual report to stockholders on Form 10-K (together, the proxy materials). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: www.edocumentview.com/NTRA.

        If you have any questions regarding this information or the proxy materials, please visit our website at www.natera.com or contact our investor relations department at 650-249-9091 x1471.

        All stockholders are cordially invited to attend the Annual Meeting in person.

By order of the board of directors,

Matthew Rabinowitz Chief Executive Officer, President and Chairman

        This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 21, 2016.

i

NATERA, INC.
201 Industrial Road, Suite 410
San Carlos, California 94070

PROXY STATEMENT FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with solicitation of proxies by our board of directors for use at the 2016 annual meeting of stockholders (the Annual Meeting) to be held at 12:00 p.m. Pacific Time on Tuesday, June 7, 2016, and any postponements or adjournments thereof. The Annual Meeting will be held at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP located at 1200 Seaport Blvd, Redwood City, CA 94063. Beginning on or about April 21, 2016, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials. As used in this proxy statement, the terms "Natera," "we," "us," and "our" mean Natera, Inc. and its subsidiaries unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:
Why am I receiving these proxy materials?

A:
You are receiving these proxy materials from us because you were a stockholder of record at the close of business on April 19, 2016 (the Record Date). Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Tuesday, June 7, 2016 at 12:00 p.m. Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The notice of Annual Meeting, this proxy statement and accompanying form of proxy card are being made available to you on or about April 21, 2016. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q:
What is included in the proxy materials?

A:
The proxy materials include:

•
this proxy statement for the Annual Meeting;

•
our 2015 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2015; and

•
the proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:
How can I get electronic access to the proxy materials?

A:
Our proxy materials are available at www.edocumentview.com/NTRA and at http://investor.natera.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.edocumentview.com/NTRA. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:
What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:
Where is the Annual Meeting?

A:
The Annual Meeting will be held at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP located at 1200 Seaport Blvd, Redwood City, CA 94063. Directions to this location are available at www.gunder.com/contact. The telephone number at our principal executive offices is (650) 249-9090.

Q:
Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 19, 2016. Admission will begin at 11:30 a.m. Pacific Time on the date of the Annual Meeting, and you must present valid picture identification such as a driver's license or passport and, if asked, provide proof of stock ownership as of April 19, 2016. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 12:00 p.m. Pacific Time.

Stock Ownership

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of record—If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the "stockholder of record," and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners—Many Natera stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the "beneficial owner" of shares held in "street name." The Notice was forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws, or bylaws, and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Except as otherwise expressly provided by our amended and restated certificate of incorporation, or certificate of incorporation, or by law, the holders of shares of common stock will vote together as a single class on all matters submitted to a vote or for the consent of the stockholders of Natera. Each holder of common stock will have the right to one vote per share of common stock. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted ("withhold," or "abstain") with respect to a particular matter.

  Under the General Corporation Law of the State of Delaware and our bylaws, abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our common stock at the close of business on April 19, 2016 (the Record Date) are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 51,051,701 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Natera will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or following the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet—You may vote by proxy via the Internet by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

•
By Telephone—You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

•
By Mail—If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Q:
What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, stockholders will be asked to vote:

(1)
to elect the two directors identified in this proxy statement to serve as Class I directors until the annual meeting held in 2019 or until their successors are duly elected and qualified;

(2)
to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016, and

(3)
to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:
What is the voting requirement to approve each of the proposals?

A:
Proposal One—The election of directors requires a plurality vote of the shares of common stock voted at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "for" are elected as directors. As a result, any shares not voted "for" a particular nominee (whether as a result of withholding, abstention or a broker non-vote) will not be counted in such nominee's favor.

Proposal Two—The affirmative vote of a majority of votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Q:
How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

•
"FOR" the two nominees for election as director listed in Proposal One; and

•
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

Q:
What happens if I do not give specific voting instructions?

A:
Stockholder of record—If you are a stockholder of record and you:

•
indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•
sign and return a proxy card without giving specific voting instructions,

  then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

  If you are a stockholder of record and you do not return a proxy card and do not vote your shares, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

  Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Q:
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on the following "non-routine" matter absent direction from you: the election of directors.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:
Can I change or revoke my vote?

A:
Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (i) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote (i) by submitting new voting instructions to your broker, trustee or other nominee or (ii) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Natera may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Natera or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:
Who will serve as inspector of elections?

A:
The inspector of elections will be a representative from Computershare Trust Company, N.A.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:
What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2017 annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2017 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 22, 2016, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting—In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who (a) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, (b) is entitled to vote at such meeting, and (c) has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

  Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (ii) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereof) or (iii) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

  The "Notice Deadline" is defined as that date which is not less than 90 days nor more than 120 days prior to the one year anniversary of the previous year's annual meeting of stockholders. As a result, the Notice Deadline for the 2017 annual meeting of stockholders is between February 7, 2017 and March 9, 2017.

  If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

  Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating and corporate governance committee by following the procedures set forth below in "Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors."

Q:
How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. A copy of our bylaws is posted on the Investor Relations section of our website at http://investor.natera.com. All notices of proposals by stockholders, whether or not included in Natera's proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:
Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

A:
In accordance with the rules of Securities and Exchange Commission (SEC), we have elected to furnish our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via the Internet. Beginning on or about April 21, 2016, we mailed to our stockholders a "Notice of Internet Availability of Proxy Materials" that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.edocumentview.com/NTRA. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:
What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?

A:
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, fees, and impact on the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:
What is the mailing address for Natera's principal executive offices?

A:
Our principal executive offices are located at 201 Industrial Road, Suite 410, San Carlos, California 94070. The telephone number at that location is (650) 249-9090.

Any written requests for additional information, copies of the proxy materials and 2015 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 7, 2016.

The proxy statement and annual report to stockholders is available at www.edocumentview.com/NTRA.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

        Our board of directors may establish the authorized number of directors from time to time by resolution. The number of authorized directors is currently seven. Our board of directors is currently comprised of seven members who are divided into three classes with staggered three-year terms. A director serves in office until his respective successor is duly elected and qualified or until his earlier death or resignation. Our certificate of incorporation and bylaws that are in effect authorize only our board of directors to fill vacancies on our board of directors until the next annual meeting of stockholders. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

        Two Class I directors have been nominated for election at the Annual Meeting, each for a three-year term expiring in 2019. Upon the recommendation of our nominating and corporate governance committee, our board of directors has nominated James I. Healy and Edward C. Driscoll, Jr. for election as Class I directors. The term of office of each person elected as director will continue until such director's term expires in 2019, or until such director's successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominees for Class I Directors for a Term Expiring in 2019

        James I. Healy, M.D., Ph.D., 51, has served as a member of our board of directors since November 2014. Dr. Healy has been a general partner at Sofinnova Ventures, a venture capital firm, since 2000. Prior to June 2000, Dr. Healy held various positions at Sanderling Ventures, a venture capital firm, Bayer Healthcare Pharmaceuticals (as successor to Miles Laboratories), a research based pharmaceutical company and ISTA Pharmaceuticals, Inc., a company specializing in ophthalmic pharmaceutical products. Dr. Healy is currently on the board of directors of Ascendis Pharma A/S, a clinical-stage biopharmaceutical company; Amarin Corporation plc, a commercial-stage biopharmaceutical company; Auris Medical Holding AG, a specialty pharmaceutical company focused on tinnitus; Coherus BioSciences, Inc., a biologics platform company; Edge Therapeutics, a clinical-stage biotechnology company; and several private companies. Previously, Dr. Healy served as a board member of Anthera Pharmaceuticals, Inc., a biopharmaceutical company focused on inflammation and autoimmune diseases; Durata Therapeutics, Inc., a pharmaceutical company focused on infectious and acute diseases; InterMune, Inc., a biotechnology company focused on orphan fibrotic pulmonary disease; KaloBios Pharmaceuticals, Inc., a biopharmaceutical company focused on the development of monoclonal antibody therapeutics; Hyperion Therapeutics, Inc., a commercial-stage orphan disease company; and a number of private companies. Dr. Healy holds an M.D. and Ph.D. in Immunology from Stanford University School of Medicine, and a Bachelor of Arts in Molecular Biology and Scandinavian Studies from the University of California at Berkeley. Our board of directors believes that Dr. Healy is qualified to serve as a director due to his significant medical background, extensive experience investing and working in the life science industry, and his extensive service on the boards of directors of other public and private life sciences companies. Dr. Healy currently serves as the chair of our nominating and corporate governance committee and also serves on our compensation committee.

        Edward C. Driscoll, Jr., Ph.D., 63, has served as a member of our board of directors since 2007. Dr. Driscoll has been with Claremont Creek Ventures, a venture capital firm, since 2006, first as a venture partner, then a technology partner, and, since 2012, a director. Dr. Driscoll currently serves on the boards of directors of a number of private companies. In addition, Dr. Driscoll was previously an angel investor with Health Tech Capital, Silicom Ventures and Sand Hill Angels from 2005 to 2013. From December 1995 to April 2005, Dr. Driscoll was founder, president and chief executive officer of Be Here Corporation, an internet, broadcast and videoconferencing technology company. From June 1993 to June 1995, Dr. Driscoll served as chief executive officer of Focus Surgery, Inc., a non-invasive surgical equipment company that was spun off from Diasonics, Inc., a digital imaging and medical device company. From December 1987 to June 1993, Dr. Driscoll held various roles at Diasonics, including president of the therapeutic products division and chief technology officer. Dr. Driscoll holds a Ph.D. in Digital Imaging from Stanford University, a Master of Architecture and Master of Landscape Architecture from Harvard University, and a Bachelor of Arts degree in Photography and Computer Science from the University of Pennsylvania. Our board of directors believes that Dr. Driscoll is qualified to serve as a director based on his over 30 years of experience in the medical diagnostics field, his financial and managerial expertise, and service on other private company boards of directors. Dr. Driscoll currently serves on our nominating and corporate governance committee.

Incumbent Class II Directors Whose Term Expires in 2017

        John Steuart, 54, has served as a member of our board of directors since 2007. Mr. Steuart has been a managing director at Prolog Ventures, a venture capital firm, since 2013. From 2012 to 2013, Mr. Steuart served as an independent consultant. From 2004 to 2012, Mr. Steuart served as a managing director at Claremont Creek Ventures, a venture capital firm. Mr. Steuart currently serves on the boards of directors of a number of private companies. Mr. Steuart holds a Bachelor of Science degree in Economics from the University of California, Berkeley. Our board of directors believes that Mr. Steuart is qualified to serve as a director based on his financial and managerial experience, his service on other private company boards of directors and his familiarity with technology companies. Mr. Steuart currently serves as the chair of our audit committee and also serves on our compensation committee.

        Jonathan Sheena, 43, is a co-founder of our company and has served as a member of our board of directors and as our Chief Technology Officer since 2007. In 1999, Mr. Sheena co-founded PhoneSpots, Inc. (formerly PocketThis, Inc.), a mobile technology company serving mobile carriers worldwide. Mr. Sheena holds a Master of Engineering in Electrical Engineering and Computer Science, and a Bachelor of Science in Electrical Engineering and Computer Science, from the Massachusetts Institute of Technology. Our board of directors believes that Mr. Sheena is qualified to serve as a director based on his experience as our co-founder and Chief Technology Officer and experience with entrepreneurial companies, and his particular familiarity with technology companies.

Incumbent Class III Directors Whose Term Expires in 2018

        Roelof F. Botha, 42, has served as a member of our board of directors since 2007. Mr. Botha has been with Sequoia Capital, a venture capital firm, since 2003, and has been a managing member of Sequoia Capital Operations, LLC since 2007. From 2000 to 2003, Mr. Botha served in a number of roles at PayPal, Inc., most recently as the chief financial officer. Mr. Botha currently serves on the board of directors of Square, Inc., a provider of payments, financial and marketing services, and a number of private companies. Mr. Botha holds an M.B.A. from Stanford University and a Bachelor of Science degree in Actuarial Science, Economics, and Statistics from the University of Cape Town. Our board of directors believes that Mr. Botha is qualified to serve as a director based on his financial and managerial experience, his service on other public and private company boards of directors and his familiarity with technology companies. Mr. Botha is our Lead Independent Director and currently serves on our audit committee and our nominating and corporate governance committee.

        Todd Cozzens, 60, has served as a member of our board of directors since 2011. Mr. Cozzens has been a managing partner at Leerink Capital Partners, an asset management firm, since 2015. Mr. Cozzens was a consultant with Sequoia Capital, a venture capital firm, from 2012 to 2015. From 2010 to 2012, Mr. Cozzens served as chief executive officer of Optum Accountable Care Solutions, a business unit of Optum/UnitedHealth Group. From 2000 to 2010, Mr. Cozzens served as chief executive officer of Picis Inc., a provider of electronic medical record software to hospitals, until its acquisition by the UnitedHealth Group in 2010. Mr. Cozzens currently serves on the boards of directors of a number of private companies. Mr. Cozzens holds a Bachelor of Arts degree from Marquette University, and completed the Program for Management Development at Harvard University. Our board of directors believes that Mr. Cozzens is qualified to serve as a director based on his financial and managerial experience, his service on other private company boards of directors and his experience with healthcare technology and information systems. Mr. Cozzens currently serves as the chair of our compensation committee and also serves on our audit committee.

        Matthew Rabinowitz, Ph.D., 43, is a co-founder of our company and has served as a member of our board of directors and as our Chief Executive Officer since 2005 and as Chairman of our board of directors since May 2015. Prior to co-founding our company, Dr. Rabinowitz served from 2000 to 2003 as chief executive officer and from 2003 to 2007 as chief technology officer of Rosum Corporation, a location services technology company. Dr. Rabinowitz has multiple publications in signal processing, machine learning, bio-informatics, and high-throughput genetic testing. He received the Scott Helt Memorial Award from the Institute of Electrical and Electronics Engineers and received Technology Pioneer Awards from the World Economic Forum for founding Rosum Corporation and Natera. He currently serves on the board of directors of a private company. Dr. Rabinowitz holds a Master of Science in Electrical Engineering, a Ph.D. in Electrical Engineering, and a Bachelor of Science degree in Engineering and Physics, from Stanford University. Our board of directors believes that Dr. Rabinowitz is qualified to serve as a director based on his experience as our co-founder and Chief Executive Officer and his experience in the technology industry.

        There are no family relationships among any of our directors or executive officers. See "Corporate Governance" and "Corporate Governance—Director Compensation" below for additional information regarding our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CLASS I NOMINEES NAMED ABOVE.

 PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2016. Ernst & Young LLP has audited our financial statements since the year ended December 31, 2011.

        Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the company and its stockholders.

        At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

        If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

        The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2015 and 2014:

	2015	2014
Audit Fees(1)	$1,821,969	$1,353,389
Audit-Related Fees(2)	—	—
Tax Fees(3)	45,833	4,167
All Other Fees	—	—

Total Fees	$1,867,802	$1,357,556

(1)
Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.

(2)
Audit-Related Fees: This category represents fees associated with our initial public offering of common stock completed in July 2015, which included review of our quarterly consolidated financial information included in our registration statement on Form S-1 filed with the SEC, as well as comfort letters, consents and review of documents filed with the SEC.

(3)
Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation.

Pre-Approval of Audit and Non-Audit Services

        Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee, or the chair if such approval is needed between meetings of the audit committee, generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

CORPORATE GOVERNANCE

Code of Conduct

        Our board of directors has adopted a code of conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior officers. The full text of our code of conduct is posted in the Investor Relations section of our website at http://investor.natera.com. We intend to disclose future amendments to, or waiver of, our code of conduct, at the same location on our website identified above.

Board Composition

        Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Five of our directors—Messrs. Botha, Cozzens and Steuart and Drs. Driscoll and Healy—are independent within the meaning of the listing rules of the Nasdaq Global Select Market (Nasdaq). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

        Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director's term continues until the election and qualification of his or her successor or the earlier of his or her death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

        Our common stock is listed on Nasdaq. The listing rules of this stock exchange generally require that a majority of the members of a listed company's board of directors be independent. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent. Under Nasdaq rules, a director will only qualify as an "independent director" if, in the opinion of that company's board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under Nasdaq rules. The independent members of our board of directors will hold separate regularly scheduled executive session meetings at which only independent directors are present.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each member of our audit committee, Messrs. Botha, Cozzens and Steuart, qualifies as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

        Pursuant to our Corporate Governance Guidelines, our board of directors may separate or combine the roles of the chairman of the board of directors and chief executive officer when and if it deems it advisable and in our best interests and in the best interests of our stockholders to do so. These roles are currently combined as our board of directors is currently chaired by Dr. Rabinowitz, who is also our Chief Executive Officer. The board of directors believes that it is in the best interest of the company and its stockholders for Dr. Rabinowitz to serve in both roles given his knowledge of our company and industry.

        In addition, pursuant to our Corporate Governance Guidelines, if the chairman of our board of directors is not an independent director, the board of directors will appoint a Lead Independent Director to facilitate communication between management, the independent directors and the chairman of our board of directors, as well as participate in setting agendas for meetings and presiding at executive sessions of the board of directors. Our board of directors has appointed Mr. Botha as the current Lead Independent Director.

        Our board of directors believes that having a combined chairman and chief executive officer, along with a Lead Independent Director, is the appropriate leadership structure for us at this time. We believe that this structure provides appropriate leadership and oversight of the company and facilitates effective functioning of both management and the board of directors. Our Corporate Governance Guidelines are posted in the Investor Relations section of our website at http://investor.natera.com.

Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors and its committees set schedules for meeting throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees will regularly report on their activities and actions to the full board of directors. Each member of each committee of our board of directors qualifies as an independent director in accordance with Nasdaq listing standards. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are posted in the Investor Relations section of our website at http://investor.natera.com.

  Audit Committee

        Our audit committee was established in May 2015. Following its establishment and during the year ended December 31, 2015, our audit committee held two meetings. The members of our audit committee are comprised of Messrs. Botha, Cozzens and Steuart, each of whom is independent under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to audit committee members and each of whom can read and understand fundamental financial statements. Mr. Steuart serves as chair of the audit committee. Our board of directors has determined that Mr. Steuart qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq.

        The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards.

  Compensation Committee

        Our compensation committee was established in October 2013. During the year ended December 31, 2015, our compensation committee held eight meetings. The members of our compensation committee are Messrs. Cozzens and Steuart and Dr. Healy, each of whom our board of directors has determined qualify as independent under Rule 10C of the Exchange Act and related Nasdaq listing standards, and each of whom is an "outside director" as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, and a "non-employee director" as such term is defined under Rule 16b-3 of the Exchange Act. Mr. Cozzens serves as chair of the compensation committee. The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to compensation policies and programs. Among other things, specific responsibilities of our compensation committee include evaluating the performance of our chief executive officer and determining our chief executive officer's compensation. The compensation committee also determines the compensation of our other executive officers in consultation with our chief executive officer. In addition, our compensation committee administers our stock-based compensation plans, including granting equity awards and approving modifications of such awards. Our compensation committee also reviews and approves various other compensation policies and matters.

        During our year ended December 31, 2015, our compensation committee engaged the services of Radford, a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Radford reports directly to the compensation committee. Radford does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Radford does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standard.

        Our executive officers may make recommendations on the form and amount of executive compensation, but the compensation committee makes the final decision and is not bound by executive officer recommendations. Our compensation committee has delegated authority to grant options and restricted stock units to employees who (i) are not "officers" under Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended or (ii) do not report directly to our Chief Executive Officer, to a committee of executive officers.

  Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee was established in May 2015. Following its establishment and during the year ended December 31, 2015, our nominating and corporate governance committee held one meeting. The members of our nominating and corporate governance committee are Mr. Botha and Drs. Driscoll and Healy, each of whom is independent under the rules and regulations of the SEC and Nasdaq. Dr. Healy serves as chair of the nominating and corporate governance committee. The nominating and corporate governance committee oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our board of directors, and evaluates the performance of our board of directors and individual directors. Our nominating and corporate governance committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our governance practices and making recommendations to our board of directors concerning corporate governance matters.

        When considering potential candidates for membership on our board of directors, our nominating and corporate governance committee considers relevant business and other experience and demonstrated character and judgment as described in our Policies and Procedures for Director Candidates, which are posted in the Investor Relations section of our website at http://investor.natera.com. There are no differences in the manner in which our nominating and corporate governance committee evaluates a candidate that is recommended for nomination for membership on our board of directors by a stockholder, as opposed to a candidate that is recommended for nomination for membership on the board of directors by our nominating and corporate governance committee and our board of directors. Our nominating and corporate governance committee has not received any recommended nominations from any of our stockholders in connection with the 2016 Annual Meeting.

        In addition to the considerations described above, our nominating and corporate governance committee considers the current composition of the board of directors in its evaluation of candidates for membership. The board of directors believes that factors such as range and diversity of expertise, perspective in areas relevant to our business, character, judgment, diversity, age, independence, expertise, experience, length of service and other commitments as it relates to each individual board member as well as the board of directors as a whole are important considerations in determining board composition. The nominating and corporate governance committee believes that, as a group, the nominees for election complement the overall composition of our board of directors and bring a diverse range of backgrounds, experiences and perspectives to the board of directors' deliberations.

        The nominating and corporate governance committee will consider stockholder nominations for directors submitted in accordance with the procedure set forth in our bylaws and Policies and our Procedures for Director Candidates, which are each posted in the Investor Relations section of our website at http://investor.natera.com, as further described below under "Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors."

Stockholder Recommendations for Nominations to the Board of Directors

        Our nominating and corporate governance committee has adopted Policies and Procedures for Director Candidates. Stockholder recommendations for candidates to our board of directors must be received by December 31st of the year prior to the year in which the recommended candidates will be considered for nomination, must be directed in writing to Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, CA 94070, Attention: Corporate Secretary, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between us and the candidate within the last three years and evidence of the recommending person's ownership of our capital stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership on the board of directors, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, other commitments and the like, personal references and an indication of the candidate's willingness to serve.

Compensation Committee Interlocks and Insider Participation

        As noted above, during the year ended December 31, 2015 and currently, the compensation committee of our board of directors is comprised of Messrs. Cozzens and Steuart and Dr. Healy. None of our executive officers serves, or served during our year ended December 31, 2015, as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or our compensation committee.

Meetings of the Board of Directors

        The full board of directors met 12 times during the year ended December 31, 2015. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during the year ended December 31, 2015.

        It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors.

Board Oversight of Risk

        One of the key functions of our board of directors is informed oversight of our risk management process. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. Our board of directors administers its oversight function directly as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and corporate governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning.

Director Compensation

        Our board of directors approves the form and amount of director compensation. Our compensation committee and executive officers may make recommendations on the form and amount of director compensation, but the board makes the final decision and is not bound by compensation committee or executive officer recommendations.

        In June 2015, we approved a non-employee director compensation program that became effective upon completion of our initial public offering. Under this program, non-employee directors receive an annual stock option grant of 11,169 shares to be granted at each annual meeting of stockholders beginning in 2016. Each such option will vest in full following the completion of 12 months of continuous service as a member of our board of directors following the grant date, provided that such option will become fully vested on the date of our next annual stockholder meeting following the date of grant if such date is less than 12 months from the grant date. In addition, new non-employee directors are eligible to receive an initial stock option grant of 16,530 shares, to be granted at our first board of directors meeting occurring on or following such director's initial election to our board of directors. Such option vests in equal annual installments over three years of continuous service following the director's election to our board of directors. Further, each option held by a non-employee director will become fully vested if we are subject to a change in control prior to the termination of a director's service.

        In addition, effective upon the completion of our initial public offering, each non-employee director became eligible to receive compensation for his or her service on our board of directors or committees thereof consisting of annual cash retainers as follows.

Position	Retainer
Board Member	$35,000
Lead Independent Director	15,000
Audit Committee Chair	15,000
Compensation Committee Chair	12,000
Nominating and Corporate Governance Committee Chair	10,000
Audit Committee Member	7,500
Compensation Committee Member	6,000
Nominating and Corporate Governance Committee Member	5,000

        Under our director compensation program, as amended in August 2015, each non-employee director may elect to receive all or a portion of his or her annual cash retainer(s) in the form of fully vested options to purchase shares of our common stock. Such options are granted by our compensation committee on a quarterly basis, in arrears, with an aggregate grant date fair value equal to the cash amount that would otherwise be payable, with the number of shares subject to such options computed in accordance with the Black-Scholes model used by us for valuing options in our financial statements. Each such option has a term of ten years (subject to earlier expiration upon the termination of the director's service) and is granted with an exercise price equal to the closing price per share of our common stock on the grant date.

        We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

        The following table sets forth information about the compensation of the non-employee members of our board of directors who served as a director during the year ended December 31, 2015. A non-employee director is a director who is not employed by us and who does not receive compensation from us or have a business relationship with us that would require disclosure under certain SEC rules. Other than as set forth in the table and described more fully below, during the year ended December 31, 2015, we did not pay any fees to, make any equity awards or non-equity awards to or pay any other compensation to the non-employee members of our board of directors. Neither Dr. Rabinowitz, our Chief Executive Officer, nor Mr. Sheena, our Chief Technology Officer, received any compensation from us in 2015 for service as a director and are not included in the table below.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)(3)	Total ($)
Roelof F. Botha	$		$31,250	$31,250
Todd Cozzens		27,250		27,250
Dr. Edward C. Driscoll, Jr.			20,000	20,000
Dr. James I. Healy		25,500		25,500
John Steuart			28,000	28,000

(1)
The amounts shown in this column represent the aggregate amounts of all fees earned or paid in cash for services as a director in 2015 as discussed above.

(2)
The amounts in this column represent the aggregate grant date fair value of option awards granted to or earned by the director in our fiscal year 2015, in lieu of the director's cash retainer, computed in accordance with FASB ASC Topic 718. See Note 7 to our audited consolidated financial statements in our annual report on Form 10-K for our fiscal year ended December 31, 2015, for a discussion of the assumptions made by us in determining the grant date fair values of our equity awards. Amount consists of: (i) $15,625 with respect to the option granted to Mr. Botha on November 13, 2015 and $15,625 with respect to the option granted to Mr. Botha on February 12, 2016; (ii) $10,000 with respect to the option granted to Dr. Driscoll on November 13, 2015 and $10,000 with respect to the option granted to Dr. Driscoll on February 12, 2016; and (iii) $14,000 with respect to the option granted to Mr. Steuart on November 13, 2015 and $14,000 with respect to the option granted to Mr. Steuart on February 12, 2016.

(3)
In lieu of cash retainers earned for services during the third quarter of 2015, on November 13, 2015, (i) Mr. Botha was granted an option to purchase 1,987 shares of our common stock; (ii) Dr. Driscoll was granted an option to purchase 1,272 shares of our common stock; and (iii) Mr. Steuart was granted an option to purchase 1,781 shares of our common stock. Each such option was granted with an exercise price of $9.97 per share. In lieu of cash retainers earned for services during the fourth quarter of 2015, on February 12, 2016, (iv) Mr. Botha was granted an option to purchase 2,845 shares of our common stock; (v) Dr. Driscoll was granted an option to purchase 1,821 shares of our common stock; and (vi) Mr. Steuart was granted an option to purchase 2,549 shares of our common stock. Each such option was granted with an exercise price of $7.00 per share. None of our directors has been granted any stock awards.

        As of December 31, 2015, Mr. Botha held outstanding options to purchase 1,987 shares of our common stock; Mr. Cozzens held outstanding options to purchase 80,858 shares of our common stock; Dr. Driscoll held outstanding options to purchase 1,272 shares of our common stock; Dr. Healy held no outstanding options to purchase shares of our common stock; and Mr. Steuart held outstanding options to purchase 1,781 shares of our common stock.

Stockholder Communications with the Board of Directors

        Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS

        The following table provides information concerning our executive officers as of March 31, 2016:

Name	Age	Position(s)
Matthew Rabinowitz	43	Chief Executive Officer, President and Chairman
Jonathan Sheena	43	Chief Technology Officer and Director
Herm Rosenman	68	Chief Financial Officer

        Matthew Rabinowitz, Ph.D.    See biographical information set forth above under "Proposal One—Election of Directors—Information Regarding the Nominees and Other Directors."

        Jonathan Sheena.    See biographical information set forth above under "Proposal One—Election of Directors—Information Regarding the Nominees and Other Directors."

        Herm Rosenman has served as our Chief Financial Officer since February 2014. From June 2001 to October 2012, he held the position of senior vice president—finance and chief financial officer at Gen-Probe Incorporated, a molecular diagnostics company. Gen-Probe was acquired by Hologic, Inc., a developer, manufacturer and supplier of diagnostic products, medical imaging systems, and surgical products, in August 2012. From April 2012 to February 2014, Mr. Rosenman focused on his board memberships. Mr. Rosenman currently serves on the board of directors of Oxford Immunotec Global PLC, a commercial-stage diagnostics company; and Vivus, Inc., a biopharmaceutical company. Mr. Rosenman previously served on the board of directors of ARYx Therapeutics, Inc., a drug discovery and development company; Infinity Pharmaceuticals, Inc., a drug discovery and development company; Discovery Partners International, Inc., a drug discovery and development company; and a number of privately held companies. Mr. Rosenman holds an M.B.A. in finance from the Wharton School of the University of Pennsylvania and a Bachelor of Business Administration in accounting and finance from Pace University.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides information concerning the compensation of our chief executive officer and our two other most highly compensated executive officers, whom we refer to as our named executive officers, for the years ended December 31, 2014 and 2015.

Name and Principal Position	Year		Salary ($)	Bonus ($)		Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Matthew Rabinowitz	2015		300,000	33,689	(2)	8,318		343,189
Chief Executive Officer, President,	2014		211,000	72,000		4,985,280	22,800	5,291,080
and Chairman
Jonathan Sheena	2015		300,000	33,689	(2)	—	—	333,689
Chief Technology Officer	2014		211,000	72,000		1,941,080	—	2,224,080
Herm Rosenman	2015		275,000	32,460	(2)	—	—	307,460
Chief Financial Officer	2014	(3)	245,913	48,527		301,023	—	595,463

(1)
Represents the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718 and also includes the incremental fair value related to the modification on December 18, 2014 of an option granted to Dr. Rabinowitz, pursuant to an action of the Compensation Committee. See Note 7 to our audited financial statements included in our annual report on Form 10-K for our fiscal year ended December 31, 2015 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards.

(2)
Represents a bonus paid on March 18, 2016, in recognition of 2015 performance.

(3)
Mr. Rosenman's employment with us commenced in February 2014.

Narrative Explanation of Compensation Arrangements with Our Named Executive Officers

        The base salaries of all of our executive officers are reviewed from time to time and adjusted when our board of directors or compensation committee determines an adjustment is appropriate. The base salary for each of Dr. Rabinowitz and Mr. Sheena is $300,000 and was last increased in November 2014. Although Dr. Rabinowitz spends significant time with us and is highly active in our management, he has the ability to spend up to one business day per week on other commitments pursuant to his employment agreement. Pursuant to his offer letter with us, Mr. Rosenman's base salary is $275,000, and he is eligible to earn an annual bonus of $50,000 based on achievement of milestones and objectives agreed upon by him and our Chief Executive Officer.

        Pursuant to their amended letter agreements with us, our named executive officers are eligible to receive certain benefits in the event of our change in control or if their employment is terminated under certain circumstances, as described in the footnotes to the "Outstanding Equity Awards at 2015 Fiscal Year-End" table and under "Severance and Change in Control Benefits" below.

  Employee Benefits and Perquisites

        Our named executive officers are eligible to participate in our health and welfare plans to the same extent as are all full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits, other than payment of certain expenses to Dr. Rabinowitz in connection with his use for business purposes of an apartment that he owned in New York, New York.

  Retirement Benefits

        We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. We are responsible for administrative costs of the 401(k) plan. Effective April 2016, we have elected to match contributions made by our employees, including our named executive officers, to the 401(k) plan. We match the employee's contributions to the 401(k) plan in an amount equal to 50% of the employee's contribution, up to 6% of the employee's compensation (comprising base salary and bonus) and subject to other limitations under applicable laws. For all employees hired on or after January 1, 2015, matching contributions vest 25% after the first full year of service, 50% after the second full year of service, 75% after the third full year of service, and 100% after the fourth full year of service. Matching contributions are fully vested for all employees hired before January 1, 2015, including all of our named executive officers.

  Equity Compensation

        We offer stock options and restricted shares to our named executive officers as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as "incentive stock options" for U.S. federal income tax purposes. Generally, our equity awards vest over four years, subject to the employee's continued employment with us on each vesting date.

        As described in the footnotes to the "Outstanding Equity Awards at 2015 Fiscal Year-End" table and under "Severance and Change in Control Benefits," equity awards granted to our named executive officers are subject to accelerated vesting in the event such officer is subject to an involuntary termination or if we experience a change in control. In the event of a conflict between the terms of their amended letter agreements with us and the vesting acceleration provisions approved by our board of directors with respect to such awards, Dr. Rabinowitz and Mr. Sheena will be entitled to whichever provision provides them with the greatest benefit.

Outstanding Equity Awards at 2015 Fiscal Year-End

        The following table provides information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2015. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

        The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

        In general, options granted to our named executive officers prior to 2012 are immediately exercisable with respect to all of the option shares, subject to our repurchase right in the event that the executive's service terminates before vesting in such shares.

	Option Awards							Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Vested		Number of Securities Underlying Unexercised Options (#) Unvested	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Matthew Rabinowitz	5/19/2011	180,439	(2)	0	0.6194	(*)	5/18/2016
	5/19/2011	341,032	(2)	0	0.5542		5/18/2021
	9/1/2012	248,800	(3)	0	1.2551	(*)	9/19/2017
	9/1/2012	324,205	(3)	0	1.1410		9/19/2022
	2/25/2014	630,036	(4)	0	2.6569		2/24/2024
	11/20/2014	122,699	(5)	490,797	5.3953		12/9/2024
								2,147,239	(8)	23,190,181
Jonathan Sheena	7/15/2010	46,012	(2)	0	0.4401		12/15/2020
	5/19/2011	153,374	(2)	0	0.5542		5/18/2021
	9/1/2012	496,317	(3)	0	1.1410		9/19/2022
	2/25/2014	545,714	(4)	0	2.6569		2/24/2024
	11/20/2014	26,584	(6)	96,115	5.3953		12/9/2024
								533,742	(8)	5,764,414
Herm Rosenman	2/10/2014	126,870	(7)	11,534	2.6569		2/24/2024

(*)
Represents an incentive stock option granted to a 10% stockholder. To comply with regulations under the U.S. Internal Revenue Code applicable to incentive stock options, the exercise price equals 110% of the fair market value of our common stock on the grant date and the term of the option is limited to five years.

(1)
Market value is based on the fair market value of our common stock on December 31, 2015, which was $10.80.

(2)
Option vested over four years of continuous service following the vesting commencement date set forth in the prior column.

(3)
Option fully vested on an accelerated basis upon the completion of our initial public offering.

(4)
Option was fully vested as of the date of grant.

(5)
Option vests over five years of continuous service following the vesting commencement date set forth in the prior column, with 20% vesting on December 18, 2015, 20% vesting on November 19, 2016, and the remainder in 36 substantially equal monthly installments thereafter.

(6)
Option vests over five years of continuous service following the vesting commencement date set forth in the prior column, with 20% vesting upon completion of 12 months of service and the remainder in 48 substantially equal monthly installments thereafter.

(7)
Option vests over two years of continuous service following the vesting commencement date set forth in the prior column.

(8)
The restricted shares were acquired upon the exercise, on April 30, 2012, of unvested options granted to the executive on May 1, 2007. All of the restricted shares vested on January 27, 2016, which was the thirtieth day following expiration of the market stand-off related to our initial public offering, but were all unvested as of December 31, 2015.

Severance and Change in Control Benefits

        Pursuant to amended letter agreements entered into with each of Dr. Rabinowitz and Mr. Sheena in June 2007, if we terminate the employment of Dr. Rabinowitz or Mr. Sheena for reasons other than cause, or if such executive resigns for good reason, then he will be eligible to receive:

  •
  a lump-sum cash payment equal to six months' base salary;

  •
  payment by us of the monthly premiums under COBRA for up to six months; and

  •
  with respect to Dr. Rabinowitz, accelerated vesting of equity or equity-based awards as if he had provided an additional 12 months of service to us, and with respect to Mr. Sheena, accelerated vesting with respect to 50% of his then-unvested equity or equity-based awards.

        "Cause" means an officer's:

  •
  commission of, or plea of guilty or no contest to, a felony;

  •
  commission of an act of fraud in dealings with us;

  •
  abandonment or neglect of duties for an extended period of time;

  •
  application of less than full-time effort to us (except for Dr. Rabinowitz's ability to spend up to one business day per week on prior commitments); or

  •
  death or permanent disability.

        "Good Reason" means a resignation after one of the following conditions has come into existence without the officer's consent:

  •
  a reduction in such executive officer's base salary;

  •
  a change in such executive officer's position with us that materially reduces his level of authority or responsibility; or

  •
  a relocation of such executive officer's principal workplace by more than 30 miles.

        "Permanent Disability" means the officer's inability to perform the essential functions of his position, with or without reasonable accommodation, for at least 120 consecutive days due to a physical or mental impairment.

        In addition, in the event that we are subject to a change in control, 50% of the then-unvested portion of any equity or equity-based awards granted to Dr. Rabinowitz or Mr. Sheena will become fully vested and, if applicable, exercisable, and the remaining unvested portion will vest over the shorter of 12 months or the then-remaining vested period. Further, if, following a change in control, such named executive officer is terminated other than due to cause or permanent disability, or if the officer resigns due to a reduction in his base salary or following notice that his principal workplace will be relocated by more than 30 miles, all of his then-unvested equity or equity-based awards will become fully vested and, if applicable, exercisable.

        A "Change in Control" means the consummation of our merger or consolidation with or into another entity or our dissolution, liquidation or winding up.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2016 for:

  •
  each of our named executive officers;

  •
  each of our directors;

  •
  all of our executive officers and directors as a group; and

  •
  each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of our common stock.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 51,038,894 shares of common stock outstanding at March 31, 2016. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, California 94070.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	%
Named Executive Officers and Directors:
Roelof F. Botha(1)	4,832	*
Todd Cozzens(2)	64,012	*
Edward C. Driscoll, Jr.(3)	3,093	*
James I. Healy(4)	3,100,560	6.07
Matthew Rabinowitz(5)	5,100,785	9.67
Herm Rosenman(6)	138,404	*
Jonathan Sheena(7)	1,833,277	3.51
John Steuart(8)	4,330	*
All Executive Officers and Directors as a Group (8 persons)	10,249,293	18.91
5% Stockholders:
Entities affiliated with Sequoia Capital(9)	7,744,460	15.17
Entities affiliated with Claremont Creek(10)	7,390,337	14.48
Lightspeed Venture Partners VIII, LP(11)	3,973,594	7.79
Entities affiliated with Sofinnova Ventures(12)	3,100,560	6.07
Capital World Investors(13)	2,833,445	5.55

*
Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Consists of 4,832 shares of common stock issuable to Mr. Botha pursuant to options exercisable within 60 days of March 31, 2016. Does not include shares held by the Sequoia Capital XII Funds. See Footnote (9).

(2)
Consists of 64,012 shares of common stock issuable to Mr. Cozzens pursuant to options exercisable within 60 days of March 31, 2016, all of which are fully vested.

(3)
Consists of 3,093 shares of common stock issuable to Mr. Driscoll pursuant to options exercisable within 60 days of March 31, 2016, all of which are fully vested.

(4)
According to a Schedule 13D filed with the SEC on July 13, 2015, by Sofinnova Venture Partners VIII, L.P. Consists of (i) 1,550,280 shares of common stock held by Sofinnova Venture Partners VIII, L.P. (Sofinnova Venture Partners VIII); and (ii) 1,550,280 shares of common stock held by Sofinnova Venture Partners IX, L.P. (Sofinnova Venture Partners IX, and, collectively, the Sofinnova Funds). Sofinnova Management VIII, L.L.C. (Sofinnova Management VIII) is the general partner of Sofinnova Venture Partners VIII and Anand Mehra, Michael Powell and James I. Healy are the managing members of Sofinnova Management VIII. Sofinnova Venture Partners VIII, Sofinnova Management VIII, Anand Mehra, Michael Powell and James I. Healy may be deemed to have shared voting and dispositive power over the shares owned by Sofinnova Venture Partners VIII. Sofinnova Management IX, L.L.C. (Sofinnova Management IX) is the general partner of Sofinnova Venture Partners IX and Anand Mehra, Michael Powell and James I. Healy are the managing members of Sofinnova Management IX. Sofinnova Venture Partners IX, Sofinnova Management IX, Anand Mehra, Michael Powell and James I. Healy may be deemed to have shared voting and dispositive power over the shares owned by Sofinnova Venture Partners IX. Such entities and individuals expressly disclaim any such beneficial ownership over the shares owned by the Sofinnova Funds, respectively, except to the extent of any pecuniary interest therein, if any. The address of each of the entities identified in this footnote is 3000 Sand Hill Road, Building 4, Suite 250, Menlo Park, California 94025.

(5)
Consists of (i) 2,762,777 shares of common stock held by Dr. Rabinowitz, (ii) 613,496 shares of common stock held by the Matthew Rabinowitz Grantor Retained Annuity Trust, and (iii) 1,724,512 shares of common stock issuable to Dr. Rabinowitz pursuant to options exercisable within 60 days of March 31, 2016.

(6)
Consists of 138,404 shares of common stock issuable to Mr. Rosenman pursuant to options exercisable within 60 days of March 31, 2016, all of which are fully vested.

(7)
Consists of (i) 615,551 shares of common stock held by Mr. Sheena and (ii) 1,217,726 shares of common stock issuable to Mr. Sheena pursuant to options exercisable within 60 days of March 31, 2016.

(8)
Consists of 4,330 shares of common stock issuable to Mr. Steuart pursuant to options exercisable within 60 days of March 31, 2016, all of which are fully vested.

(9)
According to a Schedule 13G filed with the SEC on February 12, 2016, by Sequoia Capital XII, LP. Consists of (i) 6,767,891 shares held by Sequoia Capital XII, LP (Sequoia XII), (ii) 253,240 shares of common stock held by Sequoia Technology Partners XII, LP (Sequoia Technology), and (iii) 723,329 shares held by Sequoia Capital XII Principals Fund, LLC (Sequoia Principals). SC XII Management, LLC is the general partner of Sequoia XII and Sequoia Technology, and is the managing member of Sequoia Principals (collectively, the Sequoia Capital XII Funds). The managing members of SC XII Management, LLC are Roelof F. Botha, James J. Goetz, Douglas Leone, and Michael Moritz. As a result, and by virtue of the relationships described in this footnote, each of the managing members of SC XII Management, LLC, may be deemed to share beneficial ownership of the shares held by the Sequoia Capital XII Funds. Such individuals expressly disclaim any such beneficial ownership. The address of each of the entities identified in this footnote is 2800 Sand Hill Road, Suite 101, Menlo Park, California 94025.

(10)
According to a Schedule 13G/A filed with the SEC on February 22, 2016, by Claremont Creek Ventures, L.P. Consists of (i) 6,558,616 shares of common stock held by Claremont Creek Ventures, L.P. (Claremont Ventures); (ii) 611,410 shares of common stock held by Claremont Creek Ventures II, L.P. (Claremont Ventures II); and (iii) 220,311 shares of common stock held by Claremont Creek Partners Fund, L.P. (Claremont Partners, together with Claremont Ventures and Claremont Ventures II, the Claremont Entities). Claremont Creek Partners, LLC (CCP LLC) is the sole general partner of Claremont Ventures and Claremont Partners and Claremont Creek Partners II, LLC (CCP II LLC) is the sole general partner of Claremont Ventures II. The managing members of CCP LLC and CCP II LLC are Nat Goldhaber and Randy Hawks. As a result, and by virtue of the relationships described in this footnote, each of the managing members of CCP LLC and CCP II LLC share voting and dispositive power over the shares owned by the Claremont Entities, and may be deemed to share beneficial ownership of the shares held by the Claremont Entities. The address for the Claremont Entities is c/o Claremont Creek Ventures, 300 Frank Ogawa Plaza, Suite 350, Oakland, California 94612.

(11)
According to a Schedule 13G filed with the SEC on February 16, 2016, by Lightspeed Venture Partners VIII, LP. Consists of (i) 3,973,594 shares of common stock held by Lightspeed Venture Partners VIII, LP (Lightspeed Venture Partners). Lightspeed Ultimate General Partner VIII, Ltd. is the general partner of Lightspeed General Partner VIII, LP, which is the general partner of Lightspeed Venture Partners. As such, Lightspeed Ultimate General Partner VIII, Ltd. possesses power to direct the voting and disposition of the shares owned by Lightspeed Venture Partners and may be deemed to have indirect beneficial ownership of the shares held by Lightspeed Venture Partners. Christopher J. Schaepe, Barry Eggers, Ravi Mhatre and Peter Nieh are the directors of Lightspeed Ultimate General Partner VIII, Ltd. and possess power to direct the voting and disposition of the shares owned by Lightspeed Venture Partners and may be deemed to have indirect beneficial ownership of the shares held by Lightspeed Venture Partners. The address for Lightspeed Venture Partners is 2200 Sand Hill Road, Menlo Park, California 94025.

(12)
Consists of the shares listed in footnote (3) above.

(13)
According to a Schedule 13G filed with the SEC on February 12, 2016, by Capital World Investors. Capital World Investors has sole voting and dispositive power with respect to 2,833,445 shares of common stock as of March 31, 2016. Smallcap World Fund, Inc. possesses power to direct the receipt of dividends from, or proceeds from the sale of, the shares held by Capital World Investors. Capital World Investors is a division of Capital Research and Management Company (CRMC). CRMC is an investment advisor to various investment companies registered under the Investment Company Act of 1940. The address for Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2015 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by stockholders	9,315,257	$3.96	4,636,930	(1)
Equity compensation plans not approved by stockholders	—	—	—

Total	9,315,257		4,636,930

(1)
Included in this amount are 893,548 shares available for future issuance under our 2015 Employee Stock Purchase Plan and 3,743,382 shares available for future issuance under our 2015 Equity Incentive Plan (the 2015 Plan).

(2)
All of our equity compensation plans have been approved by stockholders. This information is with respect to the 2007 Stock Plan (the 2007 Plan), the 2015 Plan and the 2015 Employee Stock Purchase Plan. The 2015 Plan is the successor to and continuation of the 2007 Plan. As of the effective date of our initial public offering, no additional awards are to be granted under the 2007 Plan, but all stock awards granted under the 2007 Plan remain subject to their existing terms. This column does not reflect 2,013,872 shares that were added to the 2015 Plan and 503,648 shares that were added to the 2015 Employee Stock Purchase Plan on January 1, 2016 pursuant to the stockholder approved terms of such plans.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2015 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeds or will exceed $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Amended and Restated Investors' Rights Agreement

        We are party to an amended and restated investors' rights agreement that provides certain holders of our capital stock with certain registration rights under the Securities Act of 1933, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

Loans to Officers

        We entered into a full-recourse promissory note with Matthew Rabinowitz, our Chief Executive Officer, President, and Chairman in April 2012. Pursuant to this note, which was secured by a stock pledge agreement, we loaned Dr. Rabinowitz $154,000. This loan bore interest at a rate per annum of 1.15%, compounded annually. This loan, including all accrued interest, was repaid in full by Dr. Rabinowitz in May 2015.

Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors

        Daniel Rabinowitz, a brother of Matthew Rabinowitz, our Chief Executive Officer, President and Chairman, has been employed by us since July 2004. Daniel Rabinowitz serves as our Secretary and General Counsel. During the year ended December 31, 2015, Daniel Rabinowitz received total cash compensation, including base salary, bonus, equity awards and other compensation, of $1,432,458.

        Daniel Rabinowitz's compensation level was determined, in part, by reference to similarly situated employees who were not related to an executive officer or director. He was also eligible for equity awards on the same general terms and conditions as applicable to other similarly situated employees who were not related to an executive officer or director.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we will indemnify each of our directors and executive officers and such other key employees against any and all expenses incurred by that director or executive officer, or other key employee because of his or her status as one of our directors or executive officers, or other key employees, to the fullest extent permitted by Delaware law, our certificate of incorporation and our bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors and executive officers and other key employees in connection with a legal proceeding.

Change in Control Arrangements

        Certain of our executive officers have agreements in place that provide for certain benefits in the event of a change in control. For more information regarding these benefits, see "Executive Compensation—Severance and Change in Control Benefits."

Policies and Procedures for Related Party Transactions

        We have adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee considers the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during our fiscal year ended December 31, 2015, all Section 16(a) filing requirements were satisfied on a timely basis.

AUDIT COMMITTEE REPORT

        The information contained in the following report of Natera's audit committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Natera specifically incorporates it by reference.

Role of the Audit Committee

        The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Our audit committee will approve significant related party transactions before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Natera's audit committee charter, published under the Governance section of our Investor Relations website at http://investor.natera.com.

        The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year ended December 31, 2015

        The audit committee has reviewed and discussed with Natera's management and Ernst & Young LLP the audited consolidated financial statements of Natera for the year ended December 31, 2015. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

        The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Natera's annual report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Submitted by the audit committee
John Steuart, Chair
Roelf F. Botha
Todd Cozzens

OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Natera may recommend.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS
San Carlos, California April 21, 2016

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m. ET June 6, 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/NTRA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1 and 2. + 1. Election of two Class I directors to serve until the 2019 annual meeting: For Withhold For Withhold 01 – James I. Healy 02 – Edward C. Driscoll, Jr. ForAgainst Abstain 2. Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Note: Such other business may as properly come before the annual meeting or any adjournment thereof. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 7 8 3 8 3 1 02CCQC MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Natera, Inc. Notice of 2016 Annual Meeting of Stockholders Offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP 1200 Seaport Blvd., Redwood City, CA 94063 Proxy Solicited by Board of Directors for Annual Meeting on June 7, 2016. Matthew Rabinowitz and Herm Rosenman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Natera, Inc. to be held on June 7, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all of the nominees listed in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side.)